UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2024 (January 5, 2024)

SYNTEC OPTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41034	04-3447217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Lee Rd.

Rochester, NY 14606

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(585) 768-2513

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.0001 per share	OPTX	The Nasdaq Capital Market
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share, subject to adjustment	OPTXW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 4, 2024, New York Photonics published a Newsletter about 10 optics and photonics developments in New York State and Greater Rochester for 2023 including public listing of Syntec Optics Holdings, Inc. (the “Company”). New York Photonics (the “NYP”) also interviewed CEO Joseph Mohr (“JM”) about the journey and Syntec’s exciting future and shared that conversation in the Newsletter. The questions asked in the interview and the answers provided are as follows.

NY Photonics public listing (OPTX) experience:

NYP: Mr. Mohr, congratulations on Syntec Holdings recently being listed on Nasdaq as OPTX. Share with us the emotions and significance of ringing the bell at Nasdaq for you and your team?

JM: It was exhilarating to be with and represent my team from Syntec Optics when ringing the opening bell at NASDAQ. It is a great milestone for Syntec Optics to become public and be able to accelerate our motto of positive societal impact “changing the way the world views itself, one optic at a time.”

Decision Behind Going Public:

NYP: What were the key motivations and strategic goals behind Syntec’s decision to go public? How do you envision this move aligning with Syntec’s long-term objectives?

JM: Syntec Optics’ mission is to provide a U.S.-based scalable unifying platform of optics and photonics manufacturing that keeps American soldiers from harm’s way, offers doctors technology and tools for patient care, and delivers photonics-enabled consumer precision. We believe the consistency of revenues over the past decade of operations, independent of the general trends of the general economy, and the mission-critical nature of our product offerings, are our basis that these markets are acyclical.

Syntec Optics has created a competitive advantage through advanced manufacturing and vertical and horizontal integration, and it participates mostly in mission critical applications that have long product cycles. Syntec Optics plans to further add companies through acquisitions in the photonics space to further expand our portfolio of our existing, U.S.-based, advanced manufacturing processes to provide optics technology and sub-systems.

Impact on business model and subsidiaries:

NYP: With Syntec Holdings now public, can you elaborate on any changes or expansions in the company’s business model and how will this transition impact the operations of Syntec Optics?

JM: Our unifying platform is a key differentiator. We believe the unifying platform is an aggregation of horizontal and vertical optics and photonics capabilities that span through the value-chain across materials, spectrums and advanced manufacturing processes. This unifying platform works by providing customers with several manufacturing capabilities as a one-stop-shop that saves time and reduces logistical burdens and costs.

Syntec Optics has built a solid foundation over many decades of developing new processes that produce various geometries and shapes of optical elements used in all parts of the spectrum. Syntec Optics focuses on new optics and photonics technologies for the Biomedical, Defense & Security, and Consumer/Industrial/Communications end markets.

Market expansion and new capabilities:

NYP: The public listing on Nasdaq opens up new avenues for Syntec. Can you discuss any specific new markets that Syntec is aiming to penetrate? Also, what are the new capabilities or technologies that Syntec has developed or is planning to develop to cater to these new markets?

JM: Syntec Optics plans to grow the new end markets of communications (space economy and telecommunications) and sensing. The anticipated timeline of entering the communications end market was 2023 and we achieved this, as Syntec Optics has been prototyping products during Q1 and Q2 of 2023 and entered the production phase in the latter half of 2023.

As previously announced, Syntec Optics launched space optics product that enables space communication and microlens arrays that enable telecommunications. We are currently partnered with University of Rochester to enable biomedical sensing using photonics integrated circuits.

Financial and Operational Strategy Post-Nasdaq Listing:

NYP: Can you provide insights into how Syntec plans to utilize the capital available in public markets? What are the key areas of investment and growth that you are targeting in the near future?

JM: Our core growth strategy also involves inorganic growth with complementary businesses to augment our existing unifying platform. Syntec plans to run a disciplined process to arrive at a targeted list of companies it would like to acquire.

Selected companies will have a similar culture of precision and societal impact that can apply industry findings to build the next great public company that enables light. Such a company shall serve as a platform to add more diverse end-markets, achieve stable earnings growth, and build an R&D pipeline that brings sustainable future growth.

Innovation and R&D focus:

NYP: Innovation is crucial in the optics industry. Post-Nasdaq Listing, how does Syntec plan to continue its commitment to research and development? Are there any groundbreaking projects or collaborations that we can look forward to?

JM: Syntec Optics’ polymer-based optics provide numerous advantages compared to incumbent products, such as glass-based optics. Polymer-based optics are smaller sized, lower weight, and lower in power consumption. Polymer-based optics use polymers throughout the fabrication process which offers high production volume and fast repeatability. Other advantages of polymers are their high impact resistance; polymers do not split like glass, making this type of optics highly durable in applications such as heads-up displays, goggles, and biomedical disposable optics.

Another key advantage we offer customers is rapid prototyping. While advanced molding techniques are used for high volume production and beta samples, we use nanomachining of polymers for quick alpha samples. Often in cameras or optics sub-systems, glass and polymer elements are combined to provide durability and higher performance. Syntec Optics has announced new products like the Viper and 3X magnifier scope, which are currently under development and initial production.

Also under development is a thermal augmentation device for day scopes. In addition, Syntec Optics is currently engaged as a supplier for a U.S. Department of Commerce’s National Institute of Standards and Technology (NIST) funded research and development project for the sensing end market.

Implications for NY Photonics and the industry:

NYP: How does Syntec’s move to go public reflect on the broader photonics industry, particularly in New York? What implications does this have for fellow members of NY Photonics?

JM: We believe the field of optics and photonics is at a critical crossroad and at the precipice of a much larger societal impact. This is happening in various different siloed areas. Syntec Optics is a catalyst in bringing these diversely skilled experts to focus on enhancing the quality of human life through their pioneering and innovation. This will happen because optics and photonics enables quantum computing, cancer detection, disease prevention, and keeping soldiers out of harm’s way.

Message to stakeholders and NY Photonics community:

NYP: What message would you like to convey to Syntec’s stakeholders and the NY Photonics community about this new chapter in the company’s journey?

JM: Syntec Optics believes that photon enabled technologies are more than just a trend. Our goal is to deliver impactful solutions for optics and photonics enabled solutions globally. We believe that the innovative design for manufacturing of our optics and photonics enabling products is ideally suited for the demands of modern OEMs who rely on opto-electronics, light enabled devices, and intelligence that require high-precision and reliability.

Ultimately, our vertically integrated advanced manufacturing platform offers our clients across several end markets disruptive light-enabled technologies and sub-systems. Light-enabled products increasingly require optics and photonics imagers, sensors, and detectors that Syntec Optics is ideally suited to support.

The Syntec Optics’ team is currently enabling precision that is pushes the limits of what is possible in optics from space optics to biomedical optics to communications microlens arrays. Every company needs a strong ecosystem to support it and we would like to thank the NY Photonics community that has supported us for over two decades.

CLICK HERE to watch the Video to Nasdaq bell ringing

A copy of the Newsletter is attached hereto as Exhibit 99.1.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this Newletter, including statements as to the transactions contemplated by the business combination and related agreements, future results of operations and financial position, revenue and other metrics, planned products and services, business strategy and plans, objectives of management for future operations of Syntec Optics, market size, and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the control of Syntec Optics), which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by OLIT and its management, and Syntec Optics and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: 1) the outcome of any legal proceedings that may be instituted against Syntec Optics, the combined company or others following the announcement of the business combination and the transactions contemplated thereby; 2) the ability to meet Nasdaq’s listing standards; 3) ability of Syntec Optics to successfully increase market penetration into its target markets; 4) the addressable markets that Syntec Optics intends to target do not grow as expected; 5) the loss of any key executives; 6) the loss of any relationships with key suppliers including suppliers abroad; 7) the loss of any relationships with key customers; 8) the inability to protect Syntec Optics’ patents and other intellectual property; 9) the failure to successfully execute manufacturing of announced products in a timely manner or at all, or to scale to mass production; 10) costs related to any further business combination; 11) changes in applicable laws or regulations; 12) the possibility that Syntec Optics may be adversely affected by other economic, business and/or competitive factors; 13) Syntec Optics’ estimates of its growth and projected financial results for 2024 and meeting or satisfying the underlying assumptions with respect thereto; 14) the impact of any pandemic, including any mutations or variants thereof and the Russian/Ukrainian or Israeli conflict, and any resulting effect on business and financial conditions; 15) inability to complete any investments or borrowings in connection with any further business combination; 16) the potential for events or circumstances that result in Syntec Optics’ failure to timely achieve the anticipated benefits of Syntec Optics’ customer arrangements; and 17) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in prior SEC filings including registration statement on Form S-4 filed with the SEC, and declared effective on October 5, 2023. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Newsletter should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Syntec Optics does not give any assurance that Syntec Optics will achieve its expected results. Syntec Optics does not undertake any duty to update these forward-looking statements except as otherwise required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Newsletter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTEC OPTICS HOLDINGS, INC.

	By:	/s/ Joseph Mohr
Date: January 5, 2024	Name:	Joseph Mohr
	Title:	Chief Executive Officer